Exhibit 10.1

First Amendment of Forbearance Agreement

This First Amendment of Forbearance Agreement (this “Amendment”) is made effective as of January 7, 2021 (the “Effective Date”), by and among each of the parties identified as “Borrower” on the signature pages hereto (collectively, “Borrower”), each of the parties identified as an “Operating Lessee” on the signature pages hereto (collectively, “Operating Lessee”), Hospitality Investors Trust Operating Partnership, L.P. (“HIT OP”), Hospitality Investors Trust, Inc. (“HIT INC.”) (HIT OP and HIT INC. being referred to in this Agreement collectively as “Guarantor”) (Borrower, Operating Lessee and Guarantor being referred to in this Amendment collectively as the “Borrower Parties”), and Wells Fargo Bank, National Association, as Trustee for the Benefit of Certificateholders of HPLY Trust 2019-HIT Commercial Mortgage Pass-Through Certificates, Series 2019-HIT and the RR Interest Holders (“Lender”). Borrower, Guarantor and Lender are sometimes hereinafter collectively referred to in this Amendment as the “Parties” and each as a “Party.”

RECITALS

The following recitals are a material part of this Amendment:

A.     Borrower, Operating Lessee, Guarantor and Lender entered into that certain Forbearance Agreement, dated to be effective as of April 7, 2020 (the “Forbearance Agreement”), pursuant to which, among other things, Lender agreed to forbear from exercising certain rights and remedies related to the Existing Default. Unless otherwise defined herein, all initially capitalized terms have the meanings given to them in the Forbearance Agreement.

B.     Under the Forbearance Agreement, the Forbearance Period shall expire no later than January 6, 2021 (“Original Forbearance Expiration Date”).

C.     Each of the Borrower Parties has requested that Lender agree to (i) extend the Forbearance Expiration Date, and (ii) otherwise amend the Forbearance Agreement, as more particularly described herein, and Lender is willing to do so, but only pursuant to the terms and provisions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Recitals. The matters stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Amendment, are hereby incorporated by reference, and may be relied upon for all purposes by the Parties.

2.     Forbearance Expiration Date; Forbearance Period. Subject to (i) Borrower’s delivery to Lender of the Extension Legal Fee Payment (as defined below), (ii) delivery of a corresponding amendment to each Mezzanine Forbearance Agreement, which Mezzanine Forbearance Agreement shall have been, prior to its execution be approved in writing by Lender, and (iii) satisfaction of the terms and conditions of this Amendment, (a) the Forbearance Expiration Date is hereby extended to the earlier to occur of either: (i) April 6, 2021, or (ii) the date a Forbearance Termination Event occurs (the “Extended Forbearance Expiration Date”), and all references to the “Forbearance Expiration Date” in the Forbearance Agreement shall hereafter be deemed to refer to the Extended Forbearance Expiration Date, and (b) the Forbearance Period is amended to be the time period between the Effective Date of the Forbearance Agreement and the Extended Forbearance Expiration Date. Borrower acknowledges and agrees that it shall have no right or option to extend the Forbearance Expiration Date beyond the Extended Forbearance Expiration Date.

3.     Fees Payable to Lender in Connection With Amendment. Upon their execution of this Amendment, Borrower shall owe Lender an amount equal to $9,600 (the “Extension Legal Fee Payment”), and an additional amount equal to $50,000 (the “Forbearance Fee”), in order to reimburse Lender for all or part of the fees and costs incurred by Lender in connection with the negotiation and drafting of this Amendment, and to reimburse Lender for any other fees and costs incurred by Lender in connection with the Loan during the Forbearance Period and Extended Forbearance Period. The Extension Legal Fee Payment and the Forbearance Fee are payable to Lender as part of, and in the same manner as, the Reimbursement Payment as set forth in the Forbearance Agreement. The Extension Legal Fee Payment and the Forbearance Fee shall be paid from Reserve Funds, or other funds held by Lender on account of the Loan as Lender may determine in its sole discretion. Borrower acknowledges and agrees that additional fees and costs may be payable to Lender hereunder or in accordance with the terms and provisions of the Loan Documents, that such fees and costs, if any, shall be payable to Lender in accordance with the terms of the Forbearance Agreement, and that the Extension Legal Fee Payment and the Forbearance Fee shall not be applied to the Indebtedness.

4.     Repayment of Forbearance Amounts. Section 5(b) and Section 5(c) of the Forbearance Agreement is hereby deleted in its entirety and replaced with the following:

“(b)     Commencing on the first Monthly Payment Date occurring after the Forbearance Expiration Date, Borrower shall make all payments of principal and interest, shall make all deposits into the Reserve Funds, and shall fully and timely perform all of its obligations under the Loan Documents, and Lender shall have no continued obligation to forbear from enforcement of Lender’s rights and remedies with respect to the failure of Borrower to perform any of such obligations. In addition to all other payments and all deposits into the Reserve Funds due under the Loan Documents, by no later than the Monthly Payment Date occurring in April 2022 Borrower shall have delivered to Lender (i) for deposit into the Scheduled PIP Reserve Account an amount equal to $7,300,000, and (ii) for deposit into the FF&E Reserve Account an amount equal to the FF&E Reserve Funds that would have been payable on the Monthly Payment Dates occurring in January, February and March 2021, but for this Agreement, each which amount will be subject to the offset as specified herein (i.e., references herein to deposits of excess funds into the Scheduled PIP Reserve Account shall be deemed to mean deposits into the Scheduled PIP Reserve Account and/or the FF&E Reserve Account, in each case offsetting the corresponding obligation of Borrower on a dollar-for-dollar basis) (the “Forbearance Payments,” and the amounts owed pursuant thereto being referred to herein collectively as the “Forbearance Amounts”). The Existing Default shall cease to exist when the following conditions have been satisfied in full: (i) Borrower shall have paid to Lender sufficient Forbearance Amounts so as to fully deposit the aggregate amount of both the Scheduled PIP Reserve Funds and the FF&E Reserve Funds, due through the date of such payment, as set forth in the Loan Agreement (i.e., all Forbearance Payments have been made and there are no other required amounts to be paid by Borrower hereunder necessary to fully fund each of the Scheduled PIP Reserve Account and the FF&E Reserve Account as if the Existing Default never existed); (ii) Borrower has fully performed its obligations under this Agreement; and (iii) no Forbearance Termination Event exists hereunder and no Event of Default otherwise exists under the Loan Documents.”

“(c) During the Forbearance Period and until the Forbearance Payments are delivered to Lender in full, the monetary and non-monetary obligations of Borrower under the Loan Documents shall remain in full force and effect, unmodified by this Agreement, and the Existing Default shall continue in full force and effect. Lender, however, shall, so long as Borrower fully and timely performs its obligations under this Agreement, including its obligation to make the Forbearance Payments, and so long as Borrower fully and timely performs its obligations under the Loan Documents, continue to forbear, even after the initial Forbearance Period, solely with respect to the Existing Default, from enforcement of its rights and remedies as set forth and to the same extent called for in this Agreement until the earlier of either the Monthly Payment Date occurring in April 2022 or, in the alternative, such period after the initial Forbearance Period that continues through the occurrence of a Forbearance Termination Event (collectively, the “Extended Forbearance Period”).”

5.     Release. As of the Effective Date, each of the Borrower Parties and its respective past, present and future employees, agents, attorneys, representatives, successors, assigns, and all persons or entities claiming by, through, or under any of them (and their respective successors and assigns, collectively, the “Releasing Parties”) hereby:

(a)     acknowledges, agrees and affirms that none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Loan Documents (including any aspect of the origination, administration or enforcement thereof), or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;

(b)     remises, releases, acquits and forever discharges Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, certificate holders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the “Lender Released Parties”) from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of the Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing, from the beginning of the world to and including the Effective Date, including matters arising out of or relating to the Loan and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Releasing Parties and any of the Lender Released Parties concerning the Loan (all of the foregoing released claims are sometimes referred to as the “Released Claims”);

(c)     agrees that it is the intention of each of the Releasing Parties that the foregoing release shall be effective with respect to all matters, past and present, known and unknown, suspected and unsuspected. Each of the Releasing Parties realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses which are presently unknown, unanticipated and unsuspected, and that each of the Releasing Parties further agrees that the waivers and releases in this Release have been negotiated and agreed upon in light of that realization and that each of the Releasing Parties nevertheless hereby intends to release, discharge and acquit the Lender Released Parties from any such unknown losses, damages, liabilities, costs and expenses; and

(d)     agrees that all releases and discharges by each of the Releasing Parties in this Amendment shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

6.     Ratification of Forbearance Agreement. Except as modified or affected by this Amendment, the Forbearance Agreement is hereby ratified, is unmodified and remains in full force and effect. Each of the Borrower Parties hereby re-makes all of the acknowledgements, confirmations, representations and warranties made in the Forbearance Agreement as if the Forbearance Agreement was executed on the Effective Date.

7.     Acknowledgments. Each of the Borrower Parties acknowledge that Lender is specifically relying upon each of the Borrower Parties acknowledgements and agreements in Sections 5 and 6 hereof in executing this Amendment, and that in the absence of such agreements Lender would be unwilling to agree to the modifications provided for in this Amendment.

8.     Severability. If any one or more of the provisions of this Amendment are deemed unenforceable, the remainder of this Amendment shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.

9.     Entire Agreement. This Amendment, the Forbearance Agreement, the Loan Documents, and the documents referred to, contemplated, or required herein or therein, constitute the sole and entire agreement between the Parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same.

10.     Counterparts. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the Parties notwithstanding that all Parties are not signatories to the same counterpart. This Amendment shall become effective when all Parties have executed a counterpart hereof. A signature of a Party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such Party.

11.     Conflict. In the event of any conflict between the provisions of this Amendment and the provisions of the Forbearance Agreement or any Loan Document, the provisions of this Amendment shall control.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

LENDER:

Wells Fargo Bank, National Association,

as Trustee for the Benefit of

Certificateholders of HPLY Trust 2019 HIT

Commercial Mortgage Pass-Through Certificates,

Series 2019 and the RR Interest Owners

By:        KeyBank National Association,

              a national banking association,

              as Special Servicer

By: Tom J. Floyd

Name:  Tom J. Floyd

Title: Vice President

[Signatures Continue on the Following Page]

BORROWER:

HIT PORTFOLIO I OWNER, LLC

HIT PORTFOLIO I BHGL OWNER, LLC

HIT PORTFOLIO I PXGL OWNER, LLC

HIT PORTFOLIO I GBGL OWNER, LLC

HIT PORTFOLIO I NFGL OWNER, LLC

HIT PORTFOLIO I MBGL 950 OWNER, LLC,

Each a Delaware limited liability company

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HIT PORTFOLIO I NTC OWNER, LP

a Delaware limited partnership

By: HIT Portfolio I NTC Owner GP, LLC,

its general partner

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HIT PORTFOLIO I DLGL OWNER, LP,

a Delaware limited partnership

By: HIT Portfolio I NTC Owner GP, LLC,

its general partner

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

OPERATING LESSEE:

HIT PORTFOLIO I TRS, LLC

HIT PORTFOLIO I HIL TRS, LLC

HIT PORTFOLIO I MCK TRS, LLC

HIT PORTFOLIO I MISC TRS, LLC

HIT PORTFOLIO I DEKS TRS LLC

HIT PORTFOLIO I 8PK MBGL 1000 TRS, LLC

HIT PORTFOLIO I 8PK ATLANTA TRS, LLC

HIT TRS PROVIDENCE, LLC

HIT TRS BALTIMORE, LLC

Each a Delaware limited liability company

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HIT PORTFOLIO I NTC HIL TRS, LP,

a Delaware limited partnership

By: HIT Portfolio I NTC TRS GP, LLC

Its general partner

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HIT PORTFOLIO I NTC TRS, LP,

a Delaware limited partnership

By: HIT Portfolio I NTC TRS GP, LLC,

its general partner

                                                                                          By:     /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HIT PORTFOLIO I 8PK SAGL TRS, LP,

a Delaware limited partnership

By: HIT Portfolio I 8PK NTC TRS GP, LLC,

its general partner

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

GUARANTOR:

HOSPITALITY INVESTORS TRUST, INC.,

a Maryland corporation

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer

HOSPITALITY INVESTORS TRUST OPERATING

PARTNERSHIP, L.P., a Delaware limited partnership

By: HOSPITALITY INVESTORS TRUST, INC.,

a Maryland corporation, its general partner

By:         /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President & Chief Executive Officer